Exhibit 99.1

# SafeSpace Global Corporation

AI-Powered Physical Safety Platform

**Identify. Detect. Alert.**

**OTCID: SSGC**

SafeSpace

*Updated: September 2026*

SafeSpace

# Forward Looking Statements

NO OFFER OR SOLICITATION. This communication is made pursuant to Section 5(d) of and/or Rule 163B under the Securities Act of 1933, as amended, and is intended solely for investors that are qualified institutional buyers or institutional accredited investors solely for the purposes of familiarizing such investors with SafeSpace Global Corporation (the "Company"). No offering is being made at this time. Any such offering of securities will only be made by means of a registration statement (including a prospectus) filed with the U.S. Securities and Exchange Commission (the "SEC"), after such registration statement becomes effective. No such registration statement has been publicly filed, or become effective, as of the date of this communication. All of the contents of this communication are strictly confidential. This communication shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

FORWARD-LOOKING STATEMENTS. The information in this Presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical fact included in this presentation regarding our business strategy, plans, goals, and objectives are forward-looking statements. When used in this presentation, the words "believe," "project," "expect," "anticipate," "estimate," "intend," "budget," "target," "aim," "strategy," "plan," "guidance," "outlook," "intent," "may," "should," "could," "will," "would," "will be," "will continue," "will likely result," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the Company's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, associated with our business. These risks include, but are not limited to: our market opportunities and the potential growth of those markets; our strategy, expected outcomes, and growth prospects; trends in our operations, industry, and markets; our ability to execute our growth strategy and successfully acquire and integrate potential acquisition targets; our future profitability, indebtedness, liquidity, access to capital and financial condition; our ability to service our current and future indebtedness; any inability to attract, train or retain employees with the requisite skills and experience; failure by us or our employees to obtain and maintain necessary security clearances or certifications; changes in U.S. government practices or the adoption by governments of new laws, rules, regulations and programs in a manner adverse to us; our ability to remain in compliance with extensive laws and regulations that
apply to our business and operations; the increased expenses associated with being a public company; changes in estimates used in recognizing revenue; internal system or service failures and security breaches; inherent uncertainties and potential adverse developments in legal proceedings, including litigation, audits, reviews and investigations, which may result in materially adverse judgments, settlements or other unfavorable outcomes; the future trading prices of our common stock; and other risks and uncertainties set forth in our filings with the SEC from time to time. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. No representation or warranty (express or implied) is made as to, and no reliance should be placed on, any information, including projections, estimates, targets, and opinions contained herein, and no liability whatsoever is accepted as to any errors, omissions, or misstatements contained herein.
You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this Presentation. Except as otherwise required by applicable law, we disclaim any duty to update and do not intend to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Presentation.

MARKET AND INDUSTRY DATA. This Presentation has been prepared by the Company and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Although the Company believes these third-party sources are reliable as of their respective dates for the purposes used herein, neither we nor any of our affiliates, directors, officers, employees, members, partners, stockholders or agents make any representation or warranty with respect to the accuracy or completeness of such information. Although we believe the sources are reliable, we have not independently verified the accuracy or completeness of data from such sources. Some data is also based on the Company's good faith estimates, which are derived from our review of internal sources as well as the third-party sources described above. Additionally, descriptions herein of market conditions and opportunities are presented for informational purposes only, and there can be no assurance that such conditions will actually occur or result in positive returns.

SafeSpace

AI-Powered Physical Safety Platform

# Vision. Mission. Values.

VISION

To be the global leader in applied multimodal AI technology.

MISSION

*"We Help Save Lives."*

CORE VALUES

| | | | |
|---|---|---|---|
| Customers Come First | Technology That Matters | Integrity | Have Fun Increasing Value |

# Agenda

**01** **AI Products Newly Completed On Schedule**

Biometric Facial Recognition, and Brandished Weapons Detection

**02** **Attractive End Markets Represent a Sizable Opportunity**

- Senior Living
- K-12 Schools/Education
- Addiction Treatment
- Houses of Worship

**03** **Strong Executive and Operational Team In Place**

**04** **Cost-Effective India Based AI Engineering Team**

**05** **SAAS Business Model with Sticky Recurring Revenue**

**06** **Near-Term Revenue Growth Potential**

**07** **Clean Capitalization with Plans to Uplist to NYSE American**

# Two Core Products Customized for Key End Markets

## Biometric Facial Recognition

**IDENTIFY using biometric facial recognition:**

- Known students, parents, teachers, administrators or alumni of schools
- Known dementia patients, health care workers, members of at-risk population in nursing homes
- Known patients and staff members at Addiction Treatment Facilities

**KNOWN INDIVIDUALS**

Students • Residents • Patients • Staff

## Brandished Weapons Detection

**DETECT weapons entering a perimeter around the building**

- Monitors approach zones and high-risk boundaries
- Supports school, senior living, and addiction treatment environments

**HUMAN-IN-THE-LOOP ALERT**

Upon identifying the person and detecting the threat, weapon or approaching a door to depart the facility, our system ALERTs the Human-in-the-Loop.

IDENTIFY → DETECT → ALERT

**IDENTIFY, DETECT, ALERT!**

# Exclusive Agreement for Concealed Weapons Detection : BMRT

Base Molecular Resonance™
TECHNOLOGIES

*Signed Agreement on August 19, 2026 with BMRT Security for an exclusive license to provide concealed weapons and drug detection in schools and correctional facilities.*

# 18-Months of Product Development – Milestones Met

Aug 2024 → Sept 2026

### In the Beginning

Bootstrapped.
Only 10 people.
Triangular reverse-merger.

### $10M Raised

Jan 2025

F&F round closed at $0.10–$0.12/share.
First major milestone.

### Tech Overhaul

April 2025

New CTO team hired.
India office opened.
40+ AI engineers.

### Team Build Out

Sales Team – 5+ people
Tech Team – 40+ people
Ops Team – 10+ people
Exec Team – 6+ people

### Strategic Partnerships

911inform
BMRT (Exclusive agreement for Schools, Correctional Facilities & Houses of Worship)

### Product Lauch Live

Feb 2026

15 new contracts signed.
8 locations installed.
2 case-uses working live:

- Elopement prevention
- Weapons detection

Products Launched in Key Markets

# Our Senior Living Elopement Protection and Investigation Product Saves Lives


PEACE OF MIND
FOR FAMILIES
Because your residents deserve

www.safespaceglobal.ai/media/

# Senior Living: Our Products Compare Favorably to Key Competitors

| Feature | SafeSpace Global | WanderGuard (Competitor) |
|---|---|---|
| Core Technology | Facial Recognition AI | RFID Wristband Tags |
| Real-Time AI Detection | ✓ Yes | ✗ No |
| Investigation Module | ✓ Integrated | ✗ Separate/None |
| CMS Reimbursement Eligible | ✓ Yes (Dr. Oz/CMS) | Limited |
| Price Point | Superior Value | Higher Cost |
| Scalability | Multi-vertical AI | Single-use hardware |

## Senior Living Market Opportunity

*6 in 10 Individuals (living with dementia) will wander.

- Operational risk equals legal exposure.
- Facial recognition AI delivers faster, more accurate detection than RFID alternatives and SafeSpace's price point undercuts the incumbent at scale.

*Source: Alzheimers Association

# CMP Reinvestment Program


4/16

CEO, Scott M. Boruff and President, Dustin Hillis meet with CMS Administrator, Dr. Oz to address lifting the AI-restrictions... successfully.

## Regulatory Tailwinds

As of March 2026

| CMP Reinvestment Fund | Total Funding Requested |
|---|---|

Millions in federal fines returned to states to fund Quality Improvement.

**AI restriction removed** so facilities can apply for grants to purchase SafeSpace.

Person-Centered alignment:
CMS prioritizes non-restrictive technology.

Sales can use this to bypass capital budget restrictions.

**11 States**
Multi-state application coverage

**113 Facilities**
Across six healthcare operators

**$2.96M**
Total combined funding requested

**3 Years**
Per application funding term

**2 Tracks**
Technology + Quality of Life per facility

**$485M**
Combined CMP Pool available across states

Sources: Combined CMP Pool

# Our School Product Protects Children: K-12 Schools



LEMENTARY SCHOOL
DETECTION
Why schedule a demo?

www.safespaceglobal.ai/media/

# Education: Owning the School Safety Market

U.S. K-12 Schools
**130,000+**
*Total addressable*

School Safety Market
**$3.5B**
*US annual spend (2025)*

Pending AEPA Access, *National Co-op*
**10,000+**
*Schools via contract*

911inform Access
**700**
*Schools*

## Competitive Landscape: School Safety AI

| | | |
|---|---|---|
| **ZeroEyes** | Gun detection only | High price point, limited AI scope |
| **Evolv Technology** | Physical weapon scanners | Expensive hardware, single-use |
| **SaferWatch** | Emergency Reporting Platform | No AI detection capability |
| **SafeSpace** | ONLY one with weapons detection and facial recognition. | |

## 3-Year Market Capture Plan

- **2026** Seed: 911inform (700 schools) + Coming partnerships
- **2027** Scale: AEPA contract activation (10,000+ schools)
- **2028** Dominate: Multi-state expansion through channel partnerships

**Goal: Capture 10%+ of addressable school safety market within 36 months through channel multiplier strategy**

# Recent State Mandate: K-12 Schools

Weapons Detection in schools is moving to mandated, statewide in the U.S.

## Georgia Is Setting the National Standard (HB268)

First U.S. State?

Passing the state Senate on March 31, 2025 and becoming law on April 28, 2025, Georgia's **HB268** requires that schools must install panic alert systems and create detailed school maps. They also need anonymous reporting tools that link directly to 911 and law enforcement.

**Funding Pathways Already Exist.** Georgia's bill allows districts to leverage existing state school safety grants and approved funding sources. To help schools meet the new requirements, the FY2026 state budget includes major funding with each school getting $61,000 for safety upgrades.

## Tennessee State leaders are mobilized to take action

Second U.S. State?

Tennessee risks falling behind on a baseline safety.

Tennessee can follow the same model, making a **statewide mandate fiscally achievable, not just aspirational.**

**The Technology Is Ready and Proven.** Modern AI-powered weapons detection systems address the **four priorities schools require:** high throughput at peak arrival times, accuracy with minimal false alarms, a welcoming student experience, and day-to-day operational feasibility.



Dustin and Kyah Hillis with Sen. Jack Johnson

Sources: Georgia HB1023 | Georgia HB268 | South Carolina | Tennessee

There is considerable movement towards firmer, proactive school safety mandates.

# Channel Partners:
# Unlocking Massive Market Access in K-12 Schools

Multiplier Effect Through Strategic Partnerships

## 911inform

EDUCATION

Integrating with the 911inform platform, will position SafeSpace to unlock access to their entire existing customer base: 700 schools across 13,000 buildings, with no additional sales cycle required per location.

**700 schools**
**13,000 buildings**

## Multiple Partnerships

EDUCATION / AEPA

*Conversations underway to complete deeper vertical penetration*

Channel partner in Colorado. Upon successful deployment, their contract with the Association of Educational Purchasing Agencies (AEPA) unlocks access to 10,000+ schools nationwide; a transformational opportunity for the education vertical.

**10,000+ schools**
**via AEPA contract**

## BMRT

SCHOOL SAFETY

*Signed Exclusive agreement*

One-for-one concealed weapons detection technology partnership. Positions SafeSpace to capture significant share of the school safety market, competing directly against ZeroEyes and other incumbents through superior AI.

**Weapons' detection**
**for Schools**

Combined channel access: 10,700+ schools | 13,000+ buildings; without building a direct sales force for each location

# Addiction Treatment Facilities: Owning the Drug Rehab Market

Funding Commitment *(via Signed LOI)*

**$2M**

*Method Five Labs*

Exclusive Beta Partnership

**5**

*New Addiction Treatment facilities through pilot with Antidote Venture Health LLC*

Antidote Venture Health LLC Access

**150**

*Expansion opportunity*

## Key Highlights

| | |
|---|---|
| **Pilot Agreement With Antidote Health Ventures LLC** | New MSA establishes a beta partnership covering **five initial facilities** |
| **SafeSpace + Antidote Health LLC** | Co-development partnership for the configurable behavioral-health and addiction treatment use-cases |

# Strong Executive and Operational Team in Place



**Scott Boruff**
CEO & CHAIRMAN OF THE BOARD



**Dustin Hillis**
PRESIDENT & CHIEF STRATEGY OFFICER



**Michael Hrynuik**
CHIEF FINANCIAL OFFICER



**Anand Ijju**
CHIEF TECHNOLOGY OFFICER

## VP, AI & Technical Delivery

**Shaun Kancherla**

Oversees AI product roadmap and operational integration across all 4 verticals.



## VP, Business Operations & Customer Delivery

**Andy Sperry**

Builds scalable operational infrastructure to support rapid multi-vertical growth.



# Cost Effective India Based AI Engineering Team

| Programmers & Engineers | India Office | Product Use-Cases | Tech Stack |
|---|---|---|---|
| **40+** | ✓ | **Multi** | **AI/ML** |
| *India + US combined* | *Dedicated AI dev hub* | *Elopement, Investigation, Weapons* | *Multimodal, real-time* |

| | |
|---|---|
| **Replaced** | Legacy CTO and technology leadership team replaced with AI-specialized leadership aligned to the SafeSpace vision. |
| **Built** | Opened dedicated engineering office in India. Recruited 40+ AI, UI, Design, QA & Dev specialty programmers and engineers. |
| **Designed** | New team architected the SafeSpace product suite: biometric facial recognition and brandished weapons detection. |
| **Integrated** | Built integrations with channel partners including 911Inform. |

# SAAS Business Model with Sticky Recurring Revenue

**Customers pay an initial installation fee plus a monthly fee per camera.**

**Nursing Home**

**~$2k / month**

Typical mid-sized facility

**School**

**~$4k / month**

Typical mid-sized campus

**Addiction Treatment**

**$1k / month**

Typical mid-sized facility

### Why the Model Is Sticky

Lack of comparable alternatives and long lead-times for testing and integration makes switching providers costly.

**Install**
Upfront fee

**Per Camera**
Monthly recurring fee

**Multi-Vertical**
Expandable SaaS platform

**Recurring Revenue + Installation Fees + High Switching Costs**

# Near Term Revenue Growth Potential

### Addiction Treatment

Pilot with **5** Addiction Treatment Facilities to begin this month. **150** additional facilities to follow.

Near-term

### Senior Living / CMP

**143** nursing homes have applied for **$4.7 million** in CMP funding to use for our product.

Near-term

### K-12 / 911inform

Integration with 911inform is complete. Marketing to **700** schools is in progress.

Near-term

### Georgia + Alabama

Additional state-level opportunities under evaluation; keep messaging appropriately qualified.

Near-term

Multiple routes to near-term commercialization across addiction treatment, senior living, and schools.

**Meaningful Opportunities to Quickly Scale Revenue**

# Market Comparables – SaaS AI Safety & Security Sector

| Company | ARR / Revenue (TTM) | Rev Multiple | Est. EV | Category | Note |
|---|---|---|---|---|---|
| **Verkada** | $500M | **12.5×** | **$5.8B** | Physical Security AI/SaaS | Cloud-native, multi-vertical |
| **Motorola Avigilon** | $2.1B | **7.3×** | **$16.8B** | Video Intelligence, Enterprise | Mature player, lower multiple |
| **ZeroEyes** | $25M | **20×** | **$500M** | AI Weapons Detection | High-growth startup, VC-backed |
| **Evolv Technology** | $145M | **7.5×** | **$1.3B** | AI Weapons Screening | Publicly traded (EVLV) |
| **AlertMedia** | $100M | **10×** | **$1.0B** | Emergency Notification SaaS | PE-backed, SaaS model |
| **SafeSpace Global** | | 10–20× | | **Multi-Vertical AI Safety** | **4 verticals, SaaS AI** |

*Sources: Competitor Data_Source Document Verkada Motorola Avigilon ZeroEyes Evolv Technology AlertMedia

## WHY SAFESPACE COULD COMMAND A PREMIUM MULTIPLE

**4 Verticals**
K-12 Schools, Senior Living, Addiction Treatment Facilities, Houses of Worship

**AI-Native**
Facial recognition + applied multimodal AI = not retrofitted

**SaaS Recurring**
Subscription model drives high-quality ARR

**Channel Scale**
10,000+ schools via AEPA without direct sales cost

**CMS Reimbursement**
CMS reimbursement pathway reduces customer friction

# Clean Capitalization with Plans to Uplist to NYSE American

## Capitalization Snapshot

SEC Fully Reporting Company in

**Good Standing**

Debt: **None**

ELOC: **None**

**$19M**
Current Market Cap (2)

**$1.7M**
Cash (3)

**Insider Ownership: 18.3%**

| Metric | Value |
|---|---|
| Stock Symbol (OTCID): | SSGC |
| Basic Shares Outstanding: | 191,387,429 |
| Warrants: | 1,250,000 @ $0.07 per share |
| Fully Diluted Shares Outstanding: | 192,637,429 |
| Average Daily Volume: | 214,154 [1] |
| Current Market Capitalization: | $19 million [2] |
| Cash: | $1.7 million [3] |
| Most Recent Financing: | $0.10 per share, $10 million raised, completed in January 2025. |

[1] Last four weeks as of September 2, 2026; [2] At $0.10 per share, consistent with offering price per share;
[3] As of most recent 10Q for the quarter ending April 30, 2026.

# In Summary...

01

## AI Products Newly Completed On Schedule

Biometric Facial Recognition, and Brandished Weapons Detection

02

## Attractive End Markets Represent a Sizable Opportunity

- Senior Living
- K-12 Schools/Education
- Addiction Treatment
- Houses of Worship

03

## Strong Executive and Operational Team In Place

04

## Cost-Effective India Based AI Engineering Team

05

## SAAS Business Model with Sticky Recurring Revenue

06

## Near-Term Revenue Growth Potential

07

## Clean Capitalization with Plans to Uplist to NYSE American

SafeSpace

# Q & A

# Thank You.

Website:
www.safespaceglobal.ai

Email:
Investors@safespaceglobal.ai

IR Contact:

Michael Hrynuik | Chief Financial Officer
investors@safespaceglobal.ai